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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 15, 2005
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     001-31810                 22-3720962
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


       55 MADISON AVENUE, SUITE 300, MORRISTOWN, NEW JERSEY              07960
             (Address of principal executive offices)                 (Zip Code)


                                  973-290-0080
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                                           TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events and Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 16, 2005, Christie/AIX, Inc. ("Christie/AIX"), a Delaware corporation and an indirect wholly-owned subsidiary of Access Integrated Technologies, Inc. (the "Company"), a Delaware corporation, executed a contract with Carmike Cinemas, Inc. ("Carmike") for the installation of up to 2,300 Digital Cinema projection systems throughout the United States. With this agreement, Carmike and Christie/AIX will begin installing 2K DCI-compliant DLP Cinema(R) projectors. The rollout is scheduled to begin in Januarty, 2006 and to be completed by October 31, 2007.

On December 15, 2005, the Company entered into an amended and restated employment agreement with A. Dale Mayo, the Company's President, Chief Executive Officer and Chairman of the Board of Directors.

The amended and restated employment agreement with Mr. Mayo supercedes the terms and conditions of his existing employment agreement and extends the term of his employment to December 31, 2008. Under his existing employment agreement, Mr. Mayo receives an annual base salary of $250,000 and annual bonuses equal to 3.5% of the Company's annual gross revenue up to $10 million and 2% of any annual gross revenues in excess of $10 million. The Company will continue to pay Mr. Mayo a salary at the rate described in the original agreement for the remainder of 2005, and will pay him at the rate of $600,000 per year commencing January 1, 2006, subject to increase for calendar years after 2006 in the discretion of the Compensation Committee of the Board. Beginning in 2006, Mr. Mayo will also receive a guaranteed bonus of $240,000 per year, payable in equal monthly installments.

On December 15, 2005, Mr. Mayo received 300,000 non-qualified stock options under the First Amended and Restated 2000 Stock Option Plan of the Company. The options will vest at the rate of 1/3 of the total number on each anniversary of the date of grant, and will have an exercise price of $10.89, which was equal to 110% of the closing price on the last trading day preceding the grant date. The grant will be subject to approval of shareholders to the extent required by law.

Mr. Mayo will also be entitled to participate in all benefit plans provided to senior executives of the Company.

The description of the amended and restated employment agreement set forth above is qualified in its entirety by reference to the agreement, which is attached as
Exhibit 10.1 and is incorporated herein by reference.

ITEM 8.01  OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 19, 2005, the Company issued a press release announcing the execution of a contract between Carmike and Christie/AIX, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          None.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          None.

     (c)  EXHIBITS.

          10.1 Amended and Restated Employment Agreement, dated December 15, 2005, between Access Integrated Technologies, Inc. and
                  A. Dale Mayo.
          99.1    Press Release of the Company, dated December 19, 2005.


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                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                    ACCESS INTEGRATED TECHNOLOGIES, INC.


                           By:   /s/ Gary S. Loffredo
                                 -----------------------------------------------
                           Name:  Gary S. Loffredo
                           Title: Senior Vice President--Business  Affairs,
                                  General Counsel and Secretary




                           Dated as of December 21, 2005


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                                  EXHIBIT INDEX

                10.1    Amended  and  Restated   Employment   Agreement,   dated
                        December   15,   2005,    between   Access    Integrated
                        Technologies, Inc. and A. Dale Mayo.

                99.1    Press Release of the Company, dated December 19, 2005.





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